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                                                                    EXHIBIT 23.9

                        CONSENT OF SALOMON BROTHERS INC

     As financial adviser to ProNet Inc., we hereby consent to the use of our fairness opinion dated August 5, 1997 included in this registration statement as Exhibit C.

                                          SALOMON BROTHERS INC

                                          /s/ SALOMON BROTHERS INC
                                          --------------------------------------

September 19, 1997